Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT, hereinafter referred to as this “Amendment”, dated as of May 17, 2024, is made and entered into by and among HGIT PROPERTIES LP, a Delaware limited partnership (“Borrower”), the guarantors (“Guarantors”; Borrower and Guarantors being, collectively the “Loan Parties”) signatories hereto, the financial institutions which are now or may hereafter become Lenders (“Third Tranche Term Lenders”) of the Third Tranche Term Loan (as such term is defined below) signatories hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders (in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of July 30, 2021, as amended by (i) that certain Amendment to Credit Agreement, dated as of December 20, 2021, (ii) that certain Second Amendment to Credit Agreement, dated as of March 24, 2023 and (iii) Extension Letter dated as of November 7, 2023 (as may be further amended, modified, and supplemented and in effect from time to time, the “Credit Agreement”); and
WHEREAS, the parties to this Amendment have agreed to amend the Credit Agreement as hereinafter provided;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, Borrower, Guarantors, Agent and Third Tranche Term Lenders do hereby agree as follows:
Section 1.Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.
Section 2.Subject to the conditions precedent set forth in Section 7 hereof, effective as of the date hereof (“Effective Date”), the Credit Agreement is hereby amended as set forth in this Amendment.
Section 3.Amendments to Credit Agreement:
(a)The Credit Agreement is hereby amended by replacing each of the following definitions in Section 1.01 in their entirety with the following corresponding definition:
(i)““Maturity Date” means (a) for all Loans other than the Second Tranche Term Loan and the Third Tranche Term Loan, November 15, 2024, and (b) for the Second Tranche Term Loan and the Third Tranche Term Loan, December 20, 2024, in each case as the same may be extended in accordance with Section 2.22, with the result that the Maturity Date can be extended to November 15, 2025 for all Loans other than the Second Tranche Term

Loan and the Third Tranche Term Loan, and to December 20, 2026 for the Second Tranche Term Loan and the Third Tranche Term Loan.”
(ii)““Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make a Term Loan hereunder in an amount not exceeding the amount set forth on Schedule 2.01. The initial aggregate amount of the Lenders’ Term Loan Commitments is $703,666,666.67, which consists of (i) the $300,000,000 Term Loan made on the July 30, 2021, (ii) the $300,000,000 Term Loan made as the Second Tranche Term Loan on December 20, 2021, and (iii) the $103, 666,666.67 Term Loan made as the Third Tranche Term Loan on the Third Tranche Term Loan Effective Date.””
(b)The Credit Agreement is hereby amended by adding each of the following definitions to Section 1.1 in the appropriate alphabetical order:
(i)““Third Tranche Term Loan” means the Term Loan made on the Third Tranche Term Loan Effective Date. The Third Tranche Term Loan shall be a “Class” of Loan and Borrowing. All references to the Term Loan shall be deemed to be references to each Class of Term Loan.”
(ii)““Third Tranche Term Loan Effective Date” means May 17, 2024.”
(c)The Credit Agreement is hereby amended by replacing clause (b) of the first sentence of Section 2.01 with the following: “(b) Term Loans to the Borrower in Dollars in three Borrowings made as of the dates specified in the definition of “Term Loan Commitment” in all cases in an aggregate principal amount that will not result in such Lender’s Term Loans exceeding such Lender’s Term Loan Commitment.”
(d)The Credit Agreement is hereby amended by replacing Section 2.22(a) with the following: “(a) Subject to the provisions of this Section, the Borrower may (i) extend the Maturity Date of the Revolving Loans and Term Loans (other than the Second Tranche Term Loan and the Third Tranche Term Loan) one (1) time for period of twelve (12) months, and (ii) extend the Maturity Date of the Second Tranche Term Loan and the Third Tranche Term Loan two (2) times for twelve (12) months each time by giving written request therefor (each an “Extension Request”) to the Administrative Agent of the Borrower’s desire to extend such term, at least forty-five (45) days prior to the then effective applicable Maturity Date.”
(e)The Credit Agreement is hereby amended by replacing Schedule 2.01 (Lender Commitments) in the Credit Agreement with Schedule 2.01 (Lender Commitments) attached hereto.
Section 4.Borrower acknowledges and agrees that, from and after the Effective Date, Borrower shall not request any Borrowing or Letters of Credit in Canadian Dollars, and hereby waives all rights under the Loan Documents to borrow any further Loans or obtain any Letters of Credit in Canadian Dollars.
Section 5.The Guaranties dated as of the date below and executed by the corresponding Guarantors are each hereby amended to provide that the respective Guaranty shall constitute a guaranty of payment of all of the Borrower’s obligations under the Credit Agreement as amended hereby.

Date	Guarantors
July 30, 2021	Hines Global Income Trust, Inc., HGIT Briargate LLC, HGIT 4700 Berwyn LLC, HREX Multifamily II, DST, HGIT Bassett Campus LP, HGIT Schertz Parkway LP, HGIT Patrick Henry LP, HGIT 900 Patrol Road LLC, HGIT 1015 Half Street LLC, HGIT Activity Road LP
November 29, 2021	HGIT Bradley Center 2 LLC
December 14, 2021	HGIT 2501 West Bradley LLC, HGIT Waypoint LP
December 23, 2021	HGIT 50 Park Row West LLC
February 10, 2022	HGIT Historic Decatur LP
February 10, 2022	HGIT Bradley Center 1 LLC
April 27, 2022	HGIT 1315 N. North Branch LLC
June 7, 2022	HGIT NE Walker Road LLC
June 24, 2022	HGIT 302 Colonades Way LLC
June 24, 2022	HGIT 3401 Empire Ave Owner LLC
July 8, 2022	HGIT Nashville Self Storage LLC
September 7, 2022 October 3, 2023 December 21, 2023 April 11, 2023	HGIT Coral Gables LLC HGREIT II Cottonwood Center LLC, HGREIT II Edmondson Road LLC, HGREIT II Madison Road LLC HGIT 4205 S Miami BLVD LLC HGIT 9157 MINK STREET SW LLC

Section 6.Each Loan Party hereby represents and warrants to the Agent and the Lenders, as follows:
(a)the representations and warranties of each Loan Party set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date; provided, that to the extent such representations and warranties were made as of a specific date, the same shall continue on and as of the Effective Date, to be true and correct in all material respects as of such specific date;
(b)as of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;
(c)such Loan Party has all necessary partnership, limited liability company or corporate (as applicable) power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership, limited liability company or corporate (as applicable) action on the part of such party; and this Amendment has been duly and validly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)this Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate in any material respect any applicable law or regulation, or any of the constituent documents of the Loan Parties, or any order of any Governmental Authority and (iii) will not violate in any material respect or result in a material default under any indenture, agreement or other instrument binding upon any Loan Party or any of their assets.
Section 7.It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(a)    each Loan Party shall have executed and delivered counterparts of this Amendment to the Agent;
(b)    Borrower shall have executed and delivered a Note to each Third Tranche Term Lender evidencing such Lender’s Third Tranche Term Loan Commitment;
(c)     the Borrower shall have delivered to the Agent a Compliance Certificate dated no earlier than ten (10) days prior to the Effective Date;
(c)    the Borrower shall have paid to Agent an upfront fee of 0.75% of the aggregate amount of the Third Tranche Term Loan Commitments on behalf of the Third Tranche Term Lenders with respect to their Third Tranche Term Loan Commitments, such fee to be shared by the Third Tranche Term Lenders pro rata based on their final allocated Third Tranche Term Loan Commitment; and

(d)     the Borrower shall have paid to the Agent all of the Agent’s reasonable out-of-pocket costs and expenses, including legal fees, incurred in connection with this Amendment.
Section 8.Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
Section 9.The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to Agent or Lenders by Borrower shall mean the Credit Agreement as hereby amended.
Section 10.This Amendment (a) shall be binding upon Borrower, Guarantors, Agent and Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.
Section 11.THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

HGIT PROPERTIES LP
By: Hines Global Income Trust, Inc., General Partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Chief Operating Officer

GUARANTORS:
HINES GLOBAL INCOME TRUST, INC., a Maryland Corporation
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Chief Operating Officer HGIT BRIARGATE LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT 4700 BERWYN LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager

HGIT BASSETT CAMPUS LP,
a Delaware limited partnership
By: HGIT Bassett Campus GP LLC,
a Delaware limited liability company,
Its: General Partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager

HGIT SCHERTZ PARKWAY LP,
a Delaware limited partnership
By: HGIT Schertz Parkway GP LLC,
a Delaware limited liability company,
General Partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT PATRICK HENRY LP,
a Delaware limited partnership
By: HGIT Patrick Henry GP LLC,
a Delaware limited liability company,
General Partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager
HGIT 900 PATROL ROAD LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager
HGIT 1015 HALF STREET LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek

Name: Omar H. Thowfeek
Title: Manager
HGIT ACTIVITY ROAD LP,
a Delaware limited partnership
By: HGIT Activity Road GP LLC,
a Delaware limited liability company,
General Partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager

HGIT BRADLEY CENTER 2 LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager
HGIT WAYPOINT LP,
a Delaware limited partnership
By: HGIT Waypoint GP LLC
a Delaware limited liability company,
General Partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager

HGIT 2501 WEST BRADLEY LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT BRADLEY CENTER 1 LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager HGIT 50 PARK ROW WEST LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT NE WALKER ROAD LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT 1315 N. NORTH BRANCH LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager

HGIT HISTORIC DECATUR LP,
a Delaware limited partnership
By: HGIT Historic Decatur GP LLC, a Delaware limited liability company, its general partner
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT CORAL GABLES LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT NASHVILLE SELF STORAGE LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT 302 COLONADES WAY LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGIT 3401 EMPIRE AVE OWNER LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager

HGREIT II EDMONDSON ROAD LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager

HGREIT II MADISON ROAD LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager
HGREIT II COTTONWOOD CENTER LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek
Title: Manager

HGIT 4205 S MIAMI BLVD LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager
HGIT 9157 MINK STREET SW LLC,
a Delaware limited liability company
By: /s/ Omar H. Thowfeek
Name: Omar H. Thowfeek Title: Manager

HREX MULTIFAMILY II, DST,

a Delaware statutory trust
By: The Corporation Trust Company,
not in its individual capacity, but solely as Delaware resident trustee

By: /s/ Jennifer A. Schwartz
     Name: Jennifer A. Schwartz
     Title: Assistant Vice President

By: HREX Multifamily II DST Manager, LLC,
a Delaware limited liability company, as co-trustee

By:____________________________________
     Name:
     Title: Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/ Nora Weizel
Name: Nora Weizel
Title: Vice President

Third Tranche Term Lenders JPMORGAN CHASE BANK, N.A.
By: /s/ Nora Weizel
Name: Nora Weizel
Title: Vice President

Third Tranche Term Lenders JPMORGAN CHASE BANK, N.A.
By: /s/ Nora Weizel
Name: Nora Weizel
Title: Vice President

BANK OF AMERICA, N.A.
By: /s/ Joan K. Murrell
Name: Joan K. Murrell
Title: Senior Vice President

WELLS FARGO BANK, N.A.
By: /s/ Brendan M. Poe
Name: Brendan Poe
Title: Managing Director

REGIONS BANK,
as a Lender,
By: /s/ Austin J. Mader
Name: Austin J. Mader
Title: Senior Vice President

TRUIST BANK, as a Lender
By: /s/ Matthew Ehret
Name: Matthew Ehret
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Travis Myers
Name: Travis Myers
Title: Senior Vice President

ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK
By: /s/ Daniel Wolterman
Name: Daniel Wolterman
Title: Senior Vice President

SCHEDULE 2.01
LENDER COMMITMENTS
(attached hereto)

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Institution Address	Title	$425MM Revolver Allocation	$300MM Term Loan-1 Allocation	$300MM Term Loan 2 Allocation	Term Loan 3 Allocation	Total Allocation
J.P. Morgan Chase Bank, N.A. See Section 9 .0 I	Joint Lead Arranger / Joint Bookrunner* / Administrative Agent	$73,862,068.95	$52,137,931.05	$54,333,333.34	$20,000,000	$200,333,333.34
Bank of America, N.A. 800 Capitol Street, 14th Floor Houston, Texas 77002 Attn: Joan Murrell Telephone: 713.247.7004 Email: joan.k.murrell@bofa.com	Joint Lead Arranger / Joint Bookrunner* / Syndication Agent	$73,275,862.07	$51,724,137.93	$54,333,333.33	$20,000,000	$199,333,333.33
Wells Fargo Bank, National Association 550 S. Tryon Street, Floor 06 Charlotte, North Carolina 28202-4200 Attn: Terrance Alewine Telephone: 704.41 0.2034 Email: terrance.alewine@wellsfargo.com	Joint Lead Arranger / Joint Bookrunner* / Syndication Agent	$73,275,862.07	$51,724,137.93	$54,333,333.33	$20,000,000	$199,333,333.33
Regions Bank 1717 McKinney Ave., Suite 1200 Dallas, Texas 75202 Attn: Brian Busch Telephone: 469.608.2787 Email: brian.busch@regions.com	Syndication Agent	$43,965,517.24	$31,034,482.76	$25,000,000.00	$15,000,000	$115,000,000
Truist Bank 101 S Stratford Rd Winston Salem, NC 27104 Attn: Shana Pask Telephone: 336-733-2645 Email: Shana.Pask@Truist.com	Documentation Agent	$29,310,344.83	$20,689,655.17	$20,000,000.00	$7,000,000	$77,000,000
5

US Bank National Association 1900S. Lasalle St., 11th FL Chicago, IL 60603 Attn: Travis H. Myers Telephone: 312-325-8863 Email: travis.myers@usbank.com	Documentation Agent	$29,310,344.83	$20,689,655.17	$20,000,000.00	$15,000,000	$85,000,000
Citizens Bank, N.A. 27777 Franklin Road MC: MH-1920 Southfield, Michigan 48034 Attn: Kent Pederson Telephone: 248.226. 7843 Email: kpederson@citizensbank.com	Documentation Agent	$29,310,344.83	$20,689,655.17	$20,000,000	$0	$70,000,000
Amegy Bank Amegy Bank 1717 West Loop South 22nd Floor Houston, Texas 77027 Attn: Daniel Wolterman Telephone: 713.232.1020 Email: daniel.wolterman@amegybank.com	Participant	$25,793,103.45	$18,206,896.55	$20,000,000	$6,666,666.67	$70,666,666.67
Cadence Bank 2800 Post Oak Blvd., Suite 3800 Houston, Texas 77056 Attn: Anthony Blanco Telephone: 713.871.3953 Email: anthony.blanco@cadencebank.com	Participant	$20,517,241.38	$14,482,758.62	$15,000,000	$0	$50,000,000
6

Comerica Bank 2 Riverway Drive, Suite 1400 Houston, Texas 77056 Attn: John Kamerman Telephone: 713.507.1117 Email: pkamerman@comerica.com	Participant	$17,586,206.90	$12,413,793.10	$12,000,000	$0	$42,000,000
Eastern Bank 605 Broadway LF-24 Saugus, Massachusetts O 1906 Attn: Jared H. Ward Telephone: 978.290.2668 Email: j.ward@eastembank.com	Participant	$8,793,103.45	$6,206,896.55	$5,000,000.	$0	$20,000,000
Total		$425,000,000	$300,000,000	$300,000,000	$103,666,666.67	$1,128,666,666.67

Institution Title
$425MMRevolver Allocation
$300MM Term Loan 1
Allocation
$300MM Term Loan
2 Allocation
Total Allocation
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